                                                                      EXHIBIT 24



                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 29, 1998.

                         JACKSON PRODUCTS, INC.

                         By  /s/ A. Richard Caputo, Jr.
                            -------------------------------------------
                            A. Richard Caputo, Jr.
                            Vice President and Director

                               POWER OF ATTORNEY

          Each person whose signature appears below hereby constitutes and appoints A. Richard Caputo, Jr. and Christopher T. Paule, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned and to file the same, with all exhibits thereto, in any and all capabilities, to sign any and all amendments and any registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (including post-effective amendments thereto and other documents in connection therewith), with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on May 29, 1998.

             Signature                                        Title
             ---------                                        -----
/s/ Robert H. Elkin                                Chairman, President, Chief Executive
--------------------------------------
    Robert H. Elkin                                Officer, and a Director (Principal
                                                   Executive Officer)

/s/ Christopher T. Paule                           Vice President, Chief Financial
--------------------------------------
    Christopher T. Paule                           Officer and Secretary (Principal
                                                   Financial and Accounting Officer)

/s/ A. Richard Caputo, Jr.                         Vice President and Director
--------------------------------------
    A. Richard Caputo, Jr.

/s/ Jonathan F.Boucher                             Director
--------------------------------------
    Jonathan F. Boucher

                                                   Director
--------------------------------------
    John W. Jordan II

--------------------------------------             Director
    David W. Zalaznick

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